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                                                                 EXHIBIT 23 (a)





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-14605, 33-22146, 33-47570, 33-53195, 333-14521
and 333-14523) of Battle Mountain Gold Company of our report dated February 28, 1997 appearing on page 54 in this Form 10-K.





PRICE WATERHOUSE LLP
Houston, Texas
March 27, 1997